                                                                    EXHIBIT 10.2
                                                                    ------------


                            Sealy Mattress Company

             $125,000,000 9-7/8% Senior Subordinated Notes due 2007 $128,000,000 10-7/8% Senior Subordinated Discount Notes due 2007

                               Purchase Agreement
                               ------------------

                                                               December 11, 1997

Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

          Sealy Mattress Company, an Ohio corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $125,000,000 principal amount of the Senior Subordinated Notes due 2007 (the "Senior Subordinated Notes") and $128,000,000 principal amount of the Senior Subordinated Discount Notes due 2007 (the "Senior Subordinated Discount Notes", and, together with the Senior Subordinated Notes, the "Securities"), in each case, of the Company. The Company is a wholly-owned subsidiary of Sealy Corporation, a Delaware Corporation ("Parent"). The Company's obligations under the Securities will be jointly and severally guaranteed on a senior subordinated basis (the "Guarantees") by Parent and certain of the Company's U.S. subsidiaries (the "Subsidiary Guarantors", and, together with Parent, the "Guarantors"). When used herein, the term "Subsidiaries" shall mean all subsidiaries of the Company existing as of the date hereof.

          Pursuant to an agreement (the "Merger Agreement") dated October 30, 1997, among Parent, the Sandman Merger Corporation, a transitory Delaware merger corporation (the "Bain Entity"), and Zell/Chilmark Fund, L.P., a Delaware limited partnership ("Zell"), (i) the Bain entity will be merged with and into Parent, with Parent being the surviving corporation, (ii) the Bain Entity and certain other persons will acquire approximately 90% of the common stock of Parent (the "New Parent Common Stock"), and (iii) Zell will receive, in exchange for its old common stock of Parent (the "Old Parent Common Stock"), $418.7 million in cash (minus (a) certain fees and expenses of the merger and (b) certain costs in connection with the extinguishment of certain outstanding options and warrants of Parent), a $25.0 million junior subordinated note of Parent (the "Parent Junior Subordinated Note") and approximately 10% of the New Parent Common Stock to be outstanding following the transaction (all such transactions being referred to herein as the "Recapitalization").

          Concurrent with the issuance of the Securities, the Company will enter into the Senior Credit Agreements (as defined in the Offering Circular), which will be used to fund a portion of the costs of the Recapitalization, including the repayment existing indebtedness. The Parent has also executed an indenture (the "Supplemental Indenture"), which amended the terms of an indenture

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previously executed between the Parent and The Bank of New York, as trustee, dated as of May 7, 1993.

          1. The Company and each of the Guarantors represent and warrant to, and agree with, each of the Purchasers that:

              (a) A preliminary offering circular, dated November 26, 1997 (the "Preliminary Offering Circular") and an offering circular, dated December 11, 1997 (the "Offering Circular") have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include
     (i) any documents filed by the Parent or the Company with the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Parent or the Company prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Circular or the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

              (b) Neither the Parent, the Company nor any of the Subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt of the Parent, the Company or any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Parent, the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Offering Circular;

              (c) The Parent, the Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Parent, the Company and the Subsidiaries; and any real property and buildings held under lease by the Parent, the Company and the Subsidiaries are held by them

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     under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Parent, the Company and the Subsidiaries;

              (d) The Parent has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

              (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Ohio, with power and authority to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

              (f) The Parent has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Parent have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of the Company (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly by the Parent, free and clear of all liens, encumbrances, equities or claims;

              (g) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

              (h) This Agreement has been duly authorized, executed and delivered by the Parent, the Company and the Subsidiaries;

              (i) The Senior Subordinated Notes have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company and the Guarantors, entitled to the benefits provided by the indenture to be dated as of December 18, 1997 (the "Senior Subordinated Notes Indenture") between the Company, the Guarantors and The Bank of New York, as trustee (the "Senior Subordinated Notes Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; the Senior Subordinated Notes Indenture has been duly authorized and, when executed and delivered by the Company, the Guarantors and the Senior Subordinated Trustee, the Senior Subordinated Notes Indenture will constitute a valid and legally binding

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     instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Senior Subordinated Notes and the Senior Subordinated Notes Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

              (j) The Senior Subordinated Discount Notes have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company and the Guarantors entitled to the benefits provided by the indenture to be dated as of December 18, 1997 (the "Senior Subordinated Discount Notes Indenture", and, together with the Senior Subordinated Notes Indenture, the "Indentures") between the Company, the Guarantors and The Bank of New York, as trustee (the "Senior Subordinated Discount Notes Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; the Senior Subordinated Discount Notes Indenture has been duly authorized and, when executed and delivered by the Company, the Guarantors and the Senior Subordinated Discount Notes Trustee, the Senior Subordinated Discount Notes Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Senior Subordinated Discount Notes and the Senior Subordinated Discount Notes Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

              (k) The Guarantees have been duly authorized by the Guarantors, and when executed, authenticated, issued and delivered pursuant to this Agreement and the applicable Indenture, will constitute valid and legally binding obligations of the Guarantors entitled to the benefits provided by the applicable Indenture, as the case may be, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Guarantees will conform to the descriptions thereof in the Offering Circular;

              (l) The registration rights agreement (the "Registration Rights Agreement") has been duly authorized by the Company and the Guarantors, and when executed, authenticated, issued and delivered by the Company and the Guarantors, will constitute the valid and legally binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the United States Securities Act of 1933, as amended (the "Act") relating to
     (a) another series of debt securities of the Company with terms substantially identical to the Senior Subordinated Notes (the "Exchange Senior Subordinated Notes") to be offered in exchange for the Senior Subordinated Notes and (b) another series of debt securities of the Company substantially identical to the Senior Subordinated Discount Notes (the "Exchange Senior Subordinated Discount Notes", and, together with the Exchange Senior Subordinated Notes, the "Exchange Securities") to be offered in exchange for the Senior Subordinated Discount Notes (the "Exchange Offer"), and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement



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     pursuant to Rule 415 of the Act relating to the resale by certain holders of the Securities, and in each case, to use its best efforts to cause such registration statements to be declared effective. The Exchange Securities have been duly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the applicable Indenture, as the case may be, will be the valid and legally binding obligations of the Company, entitled to the benefits provided by the applicable Indenture, as the case may be, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

              (m) The guarantees of the Company's obligations under the Securities to be issued with terms substantially identical to the Guarantees (the "Exchange Guarantees") to be offered in exchange for the Guarantees in the Exchange Offer have been duly authorized by the Guarantors, and when executed, authenticated, issued and delivered pursuant to this Agreement and the applicable Indenture, as the case may be; will constitute valid and legally binding obligations of the Guarantors entitled to the benefits provided by the applicable Indenture, as the case may be, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Exchange Guarantees will conform to the descriptions thereof in the Offering Circular;

              (n) The Supplemental Indenture has been duly authorized, executed, authenticated, issued and delivered by the Parent, and constitutes the valid and legally binding obligation of the Parent, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (o) The Senior Credit Agreements (as defined in the Offering Circular) have been duly authorized by the Company and the Guarantors, and when executed, authenticated, issued and delivered by the Company and the Guarantors, will constitute the valid and legally binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

              (p) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

              (q) Prior to the date hereof, neither the Parent, the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

              (r) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indentures, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or


                                    Page 5
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     provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument material to the Parent, the Company and the Subsidiaries, taken as a whole, to which the Parent, the Company or any of the Subsidiaries is a party or by which the Parent, the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Parent, the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Parent, the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent, the Company or any of the Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Parent and the Company of the transactions contemplated by this Agreement or the Indentures, except for the filing of a registration statement by the Company with the Commission pursuant to the Act pursuant to Section 5(l) hereof and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

              (s) Neither the Parent, the Company nor any of the Subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

              (t) The statements set forth in the Offering Circular under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, and under the caption "Certain Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

              (u) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Parent, the Company or any of the Subsidiaries is a party or of which any property of the Parent, the Company or any of the Subsidiaries is the subject which, if determined adversely to the Parent, the Company or any of the Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders' equity or results of operations of the Parent, the Company and the Subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (v) When the Securities and Guarantees are issued and delivered pursuant to this Agreement, the Securities and Guarantees will not be of the same class (within the meaning of Rule 144A under the Act) as securities or guarantees which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

              (w) The Parent is subject to Section 13 or 15(d) of the Exchange Act;

              (x) None of Parent, the Company or the Subsidiaries is, or after giving effect to the offering and sale of the Securities will be, an "investment company", or an entity



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     "controlled" by an "investment company", as such terms are defined in the
     United States Investment Company Act of 1940, as amended (the "Investment Company Act");

              (y) Neither the Parent, the Company, any of the Subsidiaries, nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Parent, the Company, any affiliate of the Parent, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

              (z) Within the preceding six months, neither the Parent, the Company nor any other person acting on behalf of the Parent or the Company has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Parent and the Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Parent or the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

              (aa) Neither the Parent, the Company nor any of their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

              (bb) KPMG Peat Marwick, who have certified certain financial statements of the Parent, the Company and the Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

              (cc) The Parent, the Company and each of the Subsidiaries has complied in all respects with all laws, regulations and orders applicable to it or its businesses the violation of which would have a material adverse effect upon the business, properties, financial condition, earnings, or prospects of the Parent, the Company or any of the Subsidiaries (a "Material Adverse Effect"); and

              (dd) The Parent, the Company and each of the Subsidiaries owns or possesses or has the right to use the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with, and material to, collectively or in the aggregate, the operation of the businesses now operated by it, and, except as defined in the Offering Circular, none of the Parent, the Company or the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

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          2.
              (a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.250% of the principal amount thereof, plus accrued interest, if any, from December 18, 1997 to the Time of Delivery hereunder, the principal amount of Senior Subordinated Notes set forth opposite the name of such Purchaser in Schedule I hereto.

              (b) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 57.175% of the principal amount thereof, plus accreted value, if any, from December 18, 1997 to the Time of Delivery hereunder, the principal amount of Senior Subordinated Discount Notes set forth opposite the name of such Purchaser in Schedule I hereto.

          3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

              (a) It will offer and sell the Securities only to:(i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or, (ii) upon the terms and conditions set forth in Annex I to this Agreement;

              (b)  It is an Institutional Accredited Investor; and

              (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

          4.

              (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on December 18, 1997 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

              (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(j) hereof, will be delivered at such time and date at the offices of Latham & Watkins, 885 Third Avenue, New York, NY 10022 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 12:00 noon, New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

          5.  The Company and each of the Guarantors agrees with each of the
Purchasers:

              (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

              (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

              (d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities;

              (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

              (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection
     (d)(4)(i) of Rule 144A under the Act;

              (g) If requested by you, to use its best efforts to cause such Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

              (h) to file with the Commission, not later than 15 days after the Time of Delivery, five copies of a notice on Form D under the Act (one of which will be manually signed by a person duly authorized by the Company); to otherwise comply with the requirements of Rule 503 under the Act; and to furnish promptly to you evidence of each such required timely filing (including a copy thereof);

              (i) Until such time as the Company has Consummated (as defined in the Registration Rights Agreement) an Exchange Offer (as defined in the Registration Rights Agreement), to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Parent, the Company and the Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Parent, the Company and the Subsidiaries for such quarter in reasonable detail;

              (j) Until such time as the Company has Consummated an Exchange Offer, during a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Parent or the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Parent or the Company is listed; and (ii) such additional information concerning the business and financial condition of the Parent or the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Parent, the Company and the Subsidiaries are consolidated in reports furnished to the stockholders generally or to the Commission);

              (k) Until such time as the Company has Consummated an Exchange Offer, during the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them; and

              (l) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".

          6. The Company and each of the Guarantors covenant and agree with the several Purchasers that the Company will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, each of the Indentures, the Blue Sky Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities;
(vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indentures and the Securities and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Parent, the Company and the Subsidiaries herein are, at and as of the Time of Delivery, true and correct, the condition that the Parent, the Company and the Subsidiaries shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) Latham & Watkins, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (b) Kirkland & Ellis, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form of Exhibit A hereto;

              (c) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, KPMG Peat Marwick shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

              (d) Neither the Parent, the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Parent, the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

              (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Parent's or the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Parent's or the Company's debt securities;

              (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iii) in the judgment of the Purchasers makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular; or (iv) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere, which, in the judgment of the Purchasers, would materially and adversely affect the financial markets or the markets for the Securities and other debt securities;

              (g) The Securities shall have been designated for trading on PORTAL;

              (h) The Company and the Guarantors shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Guarantors satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantors of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (e) and (f) of this Section and as to such other matters as you may reasonably request;

              (i) The Merger (as defined in the Offering Circular) shall have been consummated and evidence as to such, satisfactory to the Purchasers and their counsel, shall have been delivered to you;

              (j) All of the assets of Parent shall have been contributed to the common equity capital of the Company, including, without limitation, the capital stock of Sealy, Inc., an Ohio corporation, The Stearns & Foster Bedding Company, a Delaware corporation, Advanced Sleep Products, a California corporation, Sealy Components-Pads, Inc., a Delaware corporation, and Sealy Mattress Company of San Diego, a California corporation, and evidence as to such, satisfactory to the Purchasers and their counsel, shall have been delivered to you;

          (k) The Company and the Guarantors shall have entered into the Registration Rights Agreement and you shall have received executed counterparts thereof;

          (l) The Tender Offer and Consent Solicitation (each as defined in the Offering Circular) shall have been consummated and evidence as to such, satisfactory to the Purchasers and their counsel, shall have been delivered to you;

          (m) The Parent shall have executed the Supplemental Indenture and you shall have received executed counterparts thereof;

          (n) The Company shall have entered into the Senior Credit Agreements and you shall have received executed counterparts thereof;

          (o) The Parent shall have terminated the Existing Credit Agreement, repaid all borrowings thereunder and evidence as to such, satisfactory to the Purchasers and their counsel, shall have been delivered to you;

          (p) You shall have been permitted to rely upon an opinion, addressed to the Purchasers, as to the solvency of the Company after giving effect to the Recapitalization (as defined in the Offering Circular).

     8.
          (a) The Company and each of the Guarantors will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and each of the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

          (b) Each Purchaser will indemnify and hold harmless the Company and each of the Guarantors against any losses, claims, damages or liabilities to which the Company or any of the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering

Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company or any of the Guarantors for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and each of the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and each of the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and each of the Guarantors on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company and each of the Guarantors under this Section 8 shall be in addition to any liability which the Company and each of the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Parent and to each person, if any, who controls the Parent within the meaning of the Act.

     9.

          (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

               (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

               (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Parent or the Company or any of the Subsidiaries, or any officer or director or controlling person of the Parent or the Company or any of the Subsidiaries, and shall survive delivery of and payment for the Securities.

          11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Guarantors shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities or the Guarantees are not delivered by or on behalf of the Company and the Guarantors as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Guarantors shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

          12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention:
Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Parent, the Company, the Subsidiaries and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Parent and each person who controls the Parent or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

          14.  Time shall be of the essence of this Agreement.

          15. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Purchasers plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                 [Purchase Agreement Signature Page(s) Follow]

                                    Very truly yours,


                                    Issuer:

                                    SEALY MATTRESS COMPANY


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer



                                    Guarantors:

                                    SEALY CORPORATION


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    SEALY MATTRESS COMPANY OF PUERTO RICO


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    OHIO-SEALY MATTRESS MANUFACTURING CO., INC.
                                      (RANDOLPH)


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer



                                    OHIO-SEALY MATTRESS MANUFACTURING CO. - FT.
                                      WORTH


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer



                      Purchase Agreement Signature Page 1

                                    OHIO-SEALY MATTRESS MANUFACTURING CO.


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    OHIO-SEALY MATTRESS MANUFACTURING CO.-
                                      HOUSTON


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    SEALY MATTRESS COMPANY OF MICHIGAN, INC.


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    SEALY MATTRESS COMPANY OF KANSAS CITY, INC.


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    SEALY OF MARYLAND AND VIRGINIA, INC.


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    SEALY MATTRESS COMPANY OF ILLINOIS


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer



                      Purchase Agreement Signature Page 2

                                    A. BRANDWEIN & COMPANY


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    SEALY MATTRESS COMPANY OF ALBANY, INC.


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    SEALY OF MINNESOTA, INC.


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    SEALY MATTRESS COMPANY OF MEMPHIS


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    THE STEARNS & FOSTER BEDDING COMPANY


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    THE STEARNS & FOSTER UPHOLSTERY FURNITURE
                                      COMPANY


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer



                      Purchase Agreement Signature Page 3

                                    SEALY, INC.


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    THE OHIO MATTRESS COMPANY LICENSING AND
                                      COMPONENTS GROUP


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer


                                    SEALY MATTRESS MANUFACTURING COMPANY, INC.


                                    By: /s/ RONALD H. STOLLE
                                       --------------------------------
                                    Name: Ronald H. Stolle
                                    Title: Vice President & Treasurer




                      Purchase Agreement Signature Page 4

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.
J.P. MORGAN SECURITIES INC.
BT ALEX. BROWN INCORPORATED



By: /s/ GOLDMAN, SACHS & CO.
   ---------------------------------
        (Goldman, Sachs & Co.)





                      Purchase Agreement Signature Page 5

                                  SCHEDULE I



                                                                                Principal Amount of Senior
                                                                                 Subordinated Notes to be
Purchaser                                                                                Purchased
---------

Goldman, Sachs & Co........................................................          $ 78,125,000
J.P. Morgan Securities Inc.................................................            34,375,000
BT Alex. Brown Incorporated................................................            12,500,000
                                                                           -----------------------------------

     Total.................................................................          $125,000,000
                                                                           ===================================


                                                                                Principal Amount of Senior
                                                                              Subordinated Discount Notes to
Purchaser                                                                              be Purchased

Goldman, Sachs & Co........................................................          $ 80,000,000
J.P. Morgan Securities Inc.................................................            35,200,000
BT Alex. Brown Incorporated................................................            12,800,000
                                                                           -----------------------------------

     Total.................................................................          $128,000,000
                                                                           ===================================



                                 Schedule I-1

                                                                         ANNEX I


          (1) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S , Rule 144A or pursuant to Paragraph 2 of this Annex I under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S.
Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A) or pursuant to Paragraph 2 of this Annex I, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

               "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

          Terms used in this paragraph have the meanings given to them by Regulation S.

          Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

          (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

          (3) Each Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986


                                   Annex I-1

(Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

          (4) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.'s express written consent and then only at its own risk and expense.




                                   Annex I-2